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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/08 - 6/30/08

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information
contained in this form are not required to respond unless the
SEC 2569 (5-08)	form displays a currently valid OMB control number.

Item 1 -  Report to Shareholders

August 7, 2008

Dear Fellow Shareholder,

Throughout the first half of 2008, the U.S. economy and financial markets continued to grapple with the fall-out of the crises in the sub-prime mortgage and collateralized debt obligation markets that began a year ago. The effects of the credit crisis, reduced liquidity, and concerns about a recession have resulted in greater volatility and uncertainty in the high yield bond market. While the Fund's investment adviser, T. Rowe Price Associates, Inc. ("TRP" or the "Adviser"), has invested the portfolio in a relatively defensive posture within the high yield bond universe, the net asset value (the "NAV") of the portfolio has declined with the market. The decline in the market price of the Fund's shares has been greater than the decline in the NAV due to high yield investors demanding a greater risk premium. The Adviser continues to monitor closely the Fund's portfolio and believes that the portfolio is appropriately positioned in the current environment. During the first half of the year there was only one new issuer default out of the hundreds of issuers in the portfolio.

In our past shareholder reports, we have discussed the Fund's leverage which is in the form of an Auction Term Preferred Stock (the "ATP"). The ATP provides a relatively low-cost way for the Fund to leverage, which enables the Fund to pay a higher common stock dividend than would otherwise be possible. The dividend rate the Fund must pay on the ATP resets monthly through an auction procedure and has generally floated around one month LIBOR (London Interbank Offered Rate), a widely used money market reference rate. Unfortunately, as we reported in our last shareholder letter, the disruptions in the financial markets resulted in a significant reduction in the number of investors willing to buy the auction rate securities of most issuers, including closed-end funds like ours. In an unprecedented development, since February the auctions for most auction rate securities, including the Fund's ATP have failed. As a result of the auction failures, the holders of the Fund's ATP have not been able to sell the ATP. In a failed auction, the ATP dividend is set according to the terms of the ATP prospectus at 150% of the AA-rated 30 day commercial paper rate. As a result of the failed auction on June 30, 2008, the ATP dividend was set at 3.623%. The ATP continue to be rated Aaa/AAA by Moody's Investor Services and Fitch. The Fund's leverage and a related interest rate swap contributed approximately 15% of the common stock dividend as of June 30, 2008. Of course, the Fund's use of leverage is not without risk. The Fund's leverage increases the volatility of the Fund's NAV, and if the high yield bond market declines significantly, the Fund may have to reduce the leverage and reduce the common stock dividend.

Although the Fund has been and is in compliance with the terms of the ATP, The Fund's Board continues to examine potential solutions to the liquidity crises affecting the Fund's ATP investors, bearing in mind that before taking any action in this area they must determine that it is in the best interest of the Fund as a whole.

Performance Update

The Fund paid monthly dividends totaling $.07 per share during the first half of 2008.

Of course, in the future, the dividend may fluctuate, as it has in the past, depending upon portfolio results, the cost of leverage, market conditions, and other factors.

The Fund's net asset value per share (the "NAV") ended the period at $1.81. The market price for the Fund's shares on the New York Stock Exchange closed at $1.60 on June 30, 2008, representing a market price discount of 11.6% from the NAV. During times of market turmoil, it is common for the market price discount to the NAV to widen as investors demand a greater risk premium.

	Total Returns for the Periods Ending June 30, 2008
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	(18.79%)	2.17%
New America High Income Fund (NAV and Dividends)	(6.68%)	14.85%
Lipper Closed-End Fund Leveraged High Yield Average	(15.66%)	4.16%
Credit Suisse High Yield Index	(2.12%)	15.25%
Citigroup 10 Year Treasury Index	12.57%	11.37%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

High Yield Market Update

The environment for high yield bonds turned ugly over the past six months. The challenges, both at the macro level — relating to the economy and capital markets — and issues specific to the asset class, created the worst environment for high-yield investing in recent memory. Although defaults remained at historically low levels, yields on high-yield bonds surged to a wide premium over risk-free Treasuries, and the asset class has witnessed a dramatic increase in volatility. Despite a significant rally in high yield bonds in March and April on the back of JP Morgan's purchase of Bear Stearns and additional emergency measures by the Fed and other government agencies to stabilize the financial system, investors continue absorb large aftershocks from the credit crisis impacting the marketplace. In what was widely feared to be a replay of the Bear Stearns episode, Lehman Brothers came under heavy suspicion during the second quarter with respect to the accuracy of the marks on its balance sheet. Investors have come to expect that banks and brokers, both large and small, face additional write-downs and will need fresh capital. Demonstrating troubles in the broader economy, confidence among US consumers fell in May to the lowest level in almost 28 years and consumers and businesses a like are struggling under the dual burden of rising commodity costs and a slowing economy.

As measured by the Credit Suisse High Yield Index, the market for high yield bonds is down 1.14% for the six month period ended June. This modest loss masks the wide swings witnessed over the time period. For the first quarter the market was down nearly 3.00%, including a 1.65% decline in January, before racing back, with April's nearly 4.00% gain absorbing all the losses for the year. May delivered an additional positive contribution of roughly .40%, before the June decline of 2.41%. The adverse move in spreads for high yield bonds (a measure of their yield advantage versus Treasuries, expressed in basis points) was equally dramatic. On July first of 2007, the high yield market stood at a spread of 326 basis points over Treasuries as measured by the JP Morgan High Yield Index, one broadly watched market barometer. This Index ended June 2008 at a spread of 713 basis points, a 387 basis point change that included a sprint to 842 basis points over Treasuries in the days leading up to the Bear Stearns rescue and 214 basis points of tightening after the broker was pushed into the arms of JP Morgan. By this measure, the market stands 123 basis points wider at the end of June than where it began the year. Each 20 basis point change in spread equates to roughly 1 bond point, or $10 per $1,000 of par. When coupled with six months worth of annual coupon income of approximately 10%, the 123 basis points of spread widening — roughly a 6% loss in principal — nets to first half performance of a negative 1% for the broader market. This compares with a 12.82% decline in stocks over the same period, as measured by the S&P 500 Index, and a 2.08% gain for the 10 year Treasury, according to Citigroup.

Strategy Update

The difficult climate of the past six months has presented both challenges and opportunities. Among the challenges, many of the bonds associated with the mega cap leveraged buyouts (LBOs) of recent years declined significantly in price. Concurrently, many bonds for companies we have concluded to be sound from a credit perspective are available at attractive yields and some recent deals have included valuable collateral or attractive terms not seen in many years.

One name in the portfolio we elected to reduce exposure was the restaurant company Outback Steakhouse. While we like the company's portfolio of brands and think they are positioned to endure through all but the most severe of recessions, the bonds carried a high level of volatility that we felt was only going to grow in intensity with the consumer outlook remaining so challenging. During the quarter we also made a meaningful reduction in the portfolio's exposure to General Motors. The auto sector faces a very challenging climate and GM and Ford are among the most difficult investments our team has ever had to analyze.

Despite the crisis playing out across the fixed income markets, we continue to look for ways to capitalize and invest the fund's assets. For example, we own two shorter-dated maturities in investment grade-rated SLM, commonly known as Sallie Mae, one due in 2009 and one due in 2011. At the time of purchase, the 2011 issue offered a 9.00% yield, and while the market for student lending faces enormous challenges, in our view the company is amply solvent through the life of these bonds. Recently, home builder K. Hovnanian and discount online broker E-Trade approached the high yield market in need of capital to address challenges on their balance sheets. While these deals came with greater stigma than most high yield offerings, they also offered attractive collateral, ranked high in the capital structure and provided attractive yields. The Hovnanian issue is rated Ba3/B+ by Moody's and S&P. E-Trade's latest debt offering is not currently rated by the major agencies, but it carries a springing lien that ranks it ahead of the company's older Ba3/B rated issues. Situations like these do not require us to reach to the very bottom of the credit quality spectrum to earn high rates of income and they are secured by attractive collateral. As of the June month-end, both bonds traded at a premium, reflecting the companies' moderately improved prospects. The Hovnanian issue has a coupon of 11.50% and yields 10.42% while E-Trade's issue carries a 12.50% coupon and yields 11.00%. We expect to have the opportunity to pursue more bonds like these in the months ahead.

Overall, the portfolio remains defensively postured and we have achieved this through a variety of tactics. We have continued to emphasize defensive industries, overweighting utilities, energy, service and healthcare companies while de-emphasizing consumer related industries including homebuilders, retailers and consumer products companies. We have sought to play shorter-dated maturities as they tend to behave defensively in a volatile market. We have also looked to reduce the portfolio's sensitivity to an adverse move in rates by continuing to emphasize bank debt and floating rate instruments, combined they now represent nearly 10% of the fund's holdings. While these floating rate securities hurt performance in January in the face of aggressive rate cuts from the Fed, they have been among our best performing holdings in the second quarter as the market began anticipating the threat of higher interest rates. We think they help insure the portfolio against the damaging effects of a sharp move in Treasuries off historically low levels.

Outlook

In what we hope is the beginning of a significant trend, June brought the return of merger and acquisition activity in high yield, and this time the buyers were not private equity firms intent on levering up their prey but corporate buyers pursuing credit enhancing strategic transactions. We began the month with news that one the portfolio's largest holdings, CCC-rated Alltel, would be acquired by AA-rated Verizon Wireless. Perhaps most stunning about this transaction is that Alltel had been through a leveraged buyout within the last year. The pleasant surprises continued during the month with word that PNA was to be acquired by Reliance and Allied Waste was merging with Republic Services. The Fund's holdings in PNA and Allied gained sharply on these announcements. We're encouraged that the transactions confirmed our credit work and we hope that it is the beginning of a significant trend. In each of these deals the buyers were of higher credit quality than their targets. Perhaps now that corporate managements are no longer competing with inflated bids from the private equity firms they will be willing to pursue credit and value enhancing strategic transactions.

Aside from this recent positive development, the high yield market has much to be concerned about, including the specter of inflation and rising cost pressures as well as lingering concerns about the health of the financial system and broader economy. We expect corporate defaults will rise in this climate and indeed through May they have surpassed the rate achieved for all of last year. Market forecasters anticipate defaults will rise steadily throughout the year, perhaps to 2 to 3%, before peaking in 2009 at around 8%. In our view, high yield spreads have further to go to price in this prospect, but we remain mindful that spreads have historically tended to come in dramatically before the default rate peaks. In the meantime, we will look to short-dated, high yielding situations for opportunities, with the focus as always on the Fund's investment objective of providing high current income, while seeking to preserve principal.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and the Adviser disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations.

The New America High Income Fund, Inc.

Industry Summary June 30, 2008 (Unaudited)	As a Percent of Total Investments
Oil and Gas	11.47%
Telecommunications	9.04%
Utilities	7.94%
Broadcasting and Entertainment	7.70%
Healthcare, Education and Childcare	7.50%
Mining, Steel, Iron and Non-Precious Metals	6.62%
Electronics	6.44%
Finance	5.71%
Hotels, Motels, Inns and Gaming	5.17%
Containers, Packaging and Glass	4.30%
Retail Stores	2.61%
Automobile	2.58%
Building and Real Estate	2.50%
Personal, Food and Miscellaneous Services	2.49%
Printing and Publishing	2.28%
Diversified/Conglomerate Service	2.14%
Ecological	1.92%
Aerospace and Defense	1.68%
Chemicals, Plastics and Rubber	1.12%
Insurance	0.99%
Diversified/Conglomerate Manufacturing	0.94%
Personal Non-Durable Consumer Products	0.92%
Cargo Transport	0.76%
Banking	0.71%
Machinery	0.56%
Beverage, Food and Tobacco	0.51%
Textiles and Leather	0.32%
Personal Transportation	0.29%
Leisure, Amusement and Entertainment	0.26%
Furnishings, Housewares, Durable Consumer Products	0.04%
Short-Term Investments	2.49%
100.00%
Moody's Investors Service Ratings June 30, 2008 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	2.49%
Baa2	0.76%
Baa3	2.78%
Total Baa	3.54%
Ba1	2.27%
Ba2	9.49%
Ba3	14.90%
Total Ba	26.66%
B1	17.11%
B2	11.87%
B3	22.12%
Total B	51.10%
Caa1	11.28%
Caa2	1.58%
Caa3	0.11%
Total Caa	12.97%
Unrated	1.86%
Equity	1.38%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 141.69% (d)
Aerospace and Defense — 2.58%
$650	BE Aerospace Inc., Senior Notes, 8.50%, 07/01/18	Baa3	$654
1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	B1	1,617
925	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.50%, 04/01/15	B3	930
425	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.875%, 04/01/15	B3	430
300	Hawker Beechcraft Acquisition Company LLC, Senior Subordinated Notes, 9.75%, 04/01/17	Caa1	301
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18 (g)	Ba3	616
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14	B3	815
			5,363
Automobile — 3.86%
450	Accuride Corporation, Senior Subordinated Notes, 8.50%, 02/01/15	B3	330
1,425	Allison Transmission, Inc., Senior Notes, 11.25%, 11/01/15 (g)	Caa1	1,226
850	Cooper Standard Automotive Inc., Senior Subordinated Notes, 8.375%, 12/15/14	Caa1	629
1,325	General Motors Corporation, Senior Notes, 7.20%, 01/15/11	Caa1	1,020
935	Goodyear Tire & Rubber Company, Senior Notes, 8.625%, 12/01/11	Ba3	937
525	KAR Holdings, Inc., Senior Notes, 6.873%, 05/01/14	B3	438

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15	Caa1	$590
950	SPX Corporation, Senior Notes, 7.625%, 12/15/14 (g)	Ba2	974
550	Tenneco Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	487
375	TRW Automotive Inc., Senior Notes, 7%, 03/15/14 (g)	Ba3	323
1,000	TRW Automotive Inc., Senior Notes, 7.25%, 03/15/17 (g)	Ba3	835
275	United Components, Inc., Senior Subordinated Notes, 9.375%, 06/15/13	Caa1	259
			8,048
Beverage, Food and Tobacco — .51%
1,050	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	1,066
Broadcasting and Entertainment — 11.67%
1,650	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B1	1,609
350	Barrington Broadcasting Group LLC, Senior Subordinated Notes, 10.50%, 08/15/14	Caa1	303
450	Bonten Media Group, Inc., Senior Subordinated Notes, 9%, 06/01/15 (g)	Caa1	333
425	Canadian Satellite Radio, Senior Notes, 12.75%, 02/15/14	(e)	366
400	Clear Channel Communications, Senior Notes, 4.25%, 05/15/09	Baa3	384
300	Clear Channel Communications, Senior Notes, 4.50%, 01/15/10	Baa3	276
2,075	Clear Channel Communications, Senior Notes, 6.25%, 03/15/11	Baa3	1,759
100	CSC Holdings, Inc., Senior Notes, 7.625%, 07/15/18	B1	92

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,075	CSC Holdings, Inc., Senior Notes, 8.125%, 07/15/09	B1	$1,083
625	CSC Holdings, Inc., Senior Notes, 7.625%, 04/01/11	B1	612
325	DIRECTV Holdings LLC, Senior Notes, 7.625%, 05/15/16 (g)	Ba3	319
1,303	DIRECTV Holdings LLC, Senior Notes, 8.375%, 03/15/13	Ba3	1,339
150	EchoStar DBS Corporation, Senior Notes, 6.375%, 10/01/11	Ba3	146
1,128	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	1,032
775	EchoStar DBS Corporation, Senior Notes, 7%, 10/01/13	Ba3	745
525	EchoStar DBS Corporation, Senior Notes, 7.75%, 05/31/15 (g)	Ba3	512
1,050	Gaylord Entertainment, Senior Notes, 6.75%, 11/15/14	Caa1	955
425	Gaylord Entertainment, Senior Notes, 8%, 11/15/13	Caa1	408
475	Kabel Deutschland GmbH, Senior Notes, 10.625%, 07/01/14	B2	487
2,450	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	Ba3	2,229
125	Lamar Media Corporation, Senior Subordinated Notes, Series B, 6.625%, 08/15/15	Ba3	114
50	Lamar Media Corporation, Senior Subordinated Notes, Series C, 6.625%, 08/15/15	Ba3	45
1,300	Liberty Media Corporation, 7.875%, 07/15/09	Ba2	1,318
350	Local TV Finance, LLC, Senior Notes, 9.25%, 06/15/15 (g)	Caa1	273

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,025	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B3	$912
975	Nexstar Broadcasting, Inc., Senior Subordinated Notes 7%, 01/15/14	Caa1	858
250	Rainbow National Services LLC, Senior Notes, 8.75%, 09/01/12 (g)	B1	253
300	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Baa3	305
300	Shaw Communications Inc., Senior Notes, 8.25%, 04/11/10	Ba1	308
1,795	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8%, 03/15/12	Ba3	1,813
1,125	Umbrella Acquisition, Inc., Senior Notes, 9.75%, 03/15/15 (g)	B3	821
650	Univision Communications, Inc., Senior Notes, 7.85%, 07/15/11	Ba3	613
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba2	232
1,475	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba2	1,434
25	Videotron Ltee., Senior Notes, 9.125%, 04/15/18 (g)	Ba2	27
			24,315
Building and Real Estate — 3.84%
1,125	American Real Estate Partnership, Senior Note, 7.125%, 02/15/13	Ba3	1,018
500	AMH Holdings, Inc., Senior Discount Notes, 11.25%, 03/01/14 (b)	Caa2	330
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	Ba3	552
675	Builders FirstSource, Inc., Senior Secured Notes, 6.926%, 02/15/12	B3	462

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	FelCor Lodging Limited Partnership, Senior Notes, 8.50%, 06/01/11	Ba3	$489
1,725	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	1,537
700	K. Hovnanian Enterprises, Senior Notes, 11.50%, 05/01/13 (g)	Ba3	721
950	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	Ba3	945
925	United Rentals (North America), Inc., Senior Subordianted Notes, 6.50%, 02/15/12	B1	834
375	U.S. Concrete, Inc., Senior Subordinated Notes, 8.375%, 04/01/14	B3	335
800	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba1	770
			7,993
Cargo Transport — 1.17%
1,125	American Railcar Industries, Inc., Senior Notes, 7.50%, 03/01/14	B1	1,043
825	Greenbrier Companies, Inc., Senior Notes, 8.375%, 05/15/15	B2	767
600	Swift Transportation Co., Inc., Senior Secured Notes, 12.50%, 05/15/17 (g)	Caa2	204
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B2	420
			2,434
Chemicals, Plastics and Rubber — 1.72%
1,225	INVISTA S.A.R.L., Senior Notes 9.25%, 05/01/12 (g)	Ba3	1,256
1,300	KI Holdings, Inc., Senior Notes, 9.875%, 11/15/14 (b).	B2	1,163
500	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	Ba3	528
650	Nalco Company, Senior Notes, 7.75%, 11/15/11	B1	647
			3,594

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Containers, Packaging and Glass — 6.60%
$825	AEP Industries, Inc., Senior Notes, 7.875%, 03/15/13	B1	$751
350	Berry Plastics Holding Corporation, Senior Secured Notes, 6.651%, 09/15/14	Caa1	282
125	Berry Plastics Holding Corporation, Senior Secured Notes, 8.875%, 09/15/14	Caa1	108
567	Boise Cascade, LLC, Senior Subordinated Notes, Notes, 7.125%, 10/15/14	B2	458
950	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	950
550	Clondalkin Acquisition BV, Senior Notes, 4.776%, 12/15/13 (g)	Ba3	484
275	Domtar Inc., Senior Notes, 5.375%, 12/01/13	B1	246
1,100	Domtar Inc., Senior Notes, 7.125%, 08/15/15	B1	1,064
100	Domtar Inc., Senior Notes, 9.50%, 08/01/16	B1	102
775	Georgia-Pacific Corporation, Senior Notes, 7%, 01/15/15 (g)	Ba3	732
150	Georgia-Pacific Corporation, Senior Notes, 7.70%, 06/15/15	B2	142
1,200	Georgia-Pacific Corporation, Senior Notes, 8.125%, 05/15/11	B2	1,188
1,150	International Paper Company, Senior Notes, 7.40%, 06/15/14	Baa3	1,152
750	JSG Funding, PLC, Senior Subordinated Notes, 7.75%, 04/01/15	B2	686
675	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B2	685

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$675	NewPage Corporation, Senior Subordinated Notes, 12%, 05/01/13	B3	$682
975	Owens-Brockway Glass Container, Inc., Senior Notes, 6.75%, 12/01/14	Ba3	968
575	Plastipak Holdings, Inc., Senior Notes, 8.50%, 12/15/15 (g)	B3	532
475	Rock-Tenn Company, Senior Notes, 8.20%, 08/15/11	Ba3	488
450	Rock-Tenn Company, Senior Notes, 9.25%, 03/15/16 (g)	Ba3	477
900	Stone Container Corporation, Senior Notes, 8.375%, 07/01/12	B3	792
375	Stone Container Finance Company of Canada II, Senior Notes, 7.375%, 07/15/14	B3	299
525	Verso Paper Holdings LLC, Senior Secured Notes, 6.623%, 08/01/14	B2	488
			13,756
Diversified/Conglomerate Manufacturing — 1.44%
725	Bombardier Inc., Senior Notes, 6.30%, 05/01/14 (g)	Ba2	691
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B3	507
1,350	RBS Global, Inc., Senior Notes, 9.50%, 08/01/14	B3	1,309
275	RBS Global, Inc., Senior Subordinated Notes, 11.75%, 08/01/16	Caa1	263
250	Trinity Systems, Inc., Senior Notes, 6.50%, 03/15/14	Baa3	241
			3,011
Diversified/Conglomerate Service — 2.53%
1,850	First Data Corporation, Senior Notes, 9.875%, 09/24/15 (g)	B3	1,619

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,250	Hertz Corporation, Senior Notes, 8.875%, 01/01/14	B1	$1,147
525	Hertz Corporation, Senior Notes, 10.50%, 01/01/16	B2	483
1,100	Mobile Services Group, Inc. Senior Notes, 9.75%, 08/01/14	B2	1,056
275	Rental Services Corporation, Senior Notes 9.50%, 12/01/14	Caa1	230
925	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	Caa1	726
			5,261
Ecological — 2.95%
250	Allied Waste North America, Inc., Senior Secured 6.875%, 06/01/17	B1	246
2,525	Allied Waste North America, Inc., Senior Secured Notes, 7.25%, 03/15/15	B1	2,519
950	Allied Waste North America, Inc., Senior Secured Notes, 7.875%, 04/15/13	B1	967
1,625	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	1,617
800	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	798
			6,147
Electronics — 8.20%
800	Avego Technologies Finance Pte. Ltd., Senior Notes, 10.125%, 12/01/13	B1	857
875	Celestica Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B3	873
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	646
575	Freescale Semiconductor, Inc., Senior Notes, 6.651%, 12/15/14	B2	454
1,350	Freescale Semiconductor, Inc., Senior Notes, 8.875%, 12/15/14	B2	1,097

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$375	Freescale Semiconductor, Inc., Senior Notes, 9.125%, 12/15/14	B2	$289
375	General Cable Corporation, Senior Notes, 5.166%, 04/01/15	B1	332
800	General Cable Corporation, Senior Notes, 7.125%, 04/01/17	B1	760
825	iPayment Inc., Senior Subordinated Notes, 9.75%, 05/15/14	Caa1	720
783	iPayment Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (g)(i)	(e)	815
725	Lucent Technologies, Inc., Senior Notes 6.45%, 03/15/29	Ba3	551
1,275	Lucent Technologies, Inc., Senior Notes 6.50%, 01/15/28	Ba3	969
1,850	Nortel Networks Limited, Senior Notes, 6.963%, 07/15/11	B3	1,748
975	NXP B.V., Senior Secured Notes, 5.463%, 10/15/13	Ba3	853
950	NXP B.V., Senior Secured Notes, 9.50%, 10/15/15	B3	822
389	Sanmina-SCI Corporation, Senior Notes, 5.526%, 06/15/10 (g)	B1	384
350	Serena Software, Inc., Senior Subordinated Notes, 10.375%, 03/15/16	Caa1	328
450	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (g)	Caa2	286
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13	Caa1	316
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba1	368
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba1	353

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,950	Sungard Data Systems Inc., Senior Notes, 9.125%, 08/15/13	Caa1	$1,969
825	Superior Essex Communications LLC, Senior Notes, 9%, 04/15/12	B1	844
450	Unisys Corporation, Senior Notes, 12.50%, 01/15/16	B2	453
			17,087
Finance — 8.77%
200	E*Trade Financial Corporation, Senior Notes, 8%, 06/15/11	Ba3	184
1,900	E*Trade Financial Corporation, Senior Notes, 12.50%, 11/30/17 (g)	(e)	2,042
75	Ford Motor Credit Company, Senior Notes, 5.70%, 01/15/10	B1	64
5,250	Ford Motor Credit Company, Senior Notes, 7.163%, 04/15/12	B1	5,015
225	Ford Motor Credit Company, Senior Notes, 7.375%, 10/28/09	B1	207
1,800	GMAC LLC, Senior Notes, 5.625%, 05/15/09	B3	1,665
3,750	GMAC LLC, Senior Notes, 6.875%, 08/28/12	B3	2,528
125	GMAC LLC, Senior Notes, 7.75%, 01/19/10	B3	109
975	Mobile Mini, Inc. Senior Notes, 6.875%, 05/01/15	B2	829
425	Nuveen Investments, Inc., Senior Notes, 5%, 09/15/10	B3	378
1,400	Nuveen Investments, Inc., Senior Notes, 5.50%, 09/15/15	B3	994
900	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15 (g)	B3	830
1,500	SLM Corporation, Senior Medium Term Notes, 3.06%, 07/27/09	Baa2	1,407

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,125	SLM Corporation, Senior Medium Term Notes, 5.45%, 04/25/11	Baa2	$1,033
1,025	Sears Roebuck Acceptance Corporation, Senior Notes, 6.75%, 08/15/11	Ba2	986
			18,271
Furnishings, Housewares, Durable Consumer Products — .06%
150	Simmons Company, Senior Subordinated Notes, 7.875%, 01/15/14	B2	128
Healthcare, Education and Childcare — 10.07%
1,050	Cengage Learning Acquisitions, Inc., Senior Subordinated Notes, 13.25%, 07/15/15 (b)(g)	Caa2	777
4,000	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	4,030
375	CRC Health Corporation, Senior Subordinated Notes, 10.75%, 02/01/16	Caa1	308
300	DaVita, Inc., Senior Notes, 6.625%, 03/15/13	B1	290
1,925	DaVita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B2	1,877
925	Education Management LLC, Senior Notes, 8.75%, 06/01/14	B2	865
3,000	HCA, Inc., Senior Secured Notes, 9.25%, 11/15/16	B2	3,097
300	HCA, Inc., Senior Secured Notes, 9.625%, 11/15/16	B2	311
2,475	Health Management Associates, Inc., Senior Notes, 6.125%, 04/15/16	(e)	2,166
775	Healthsouth Corporation, Senior Notes, 10.75%, 06/15/16	Caa1	834
500	IASIS Healthcare LLC, Senior Subordinated Notes, 8.75%, 06/15/14	B3	505

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	B1	$326
1,500	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	B1	1,387
500	Symbion, Inc., Senior Notes, 11%, 08/23/15 (g)	Caa1	378
875	United Surgical Partners International, Inc., Senior Subordinated Notes, 8.875%, 05/01/17	Caa1	814
450	Universal Hospital Services, Inc., Senior Secured Notes, 6.303%, 06/01/15	B3	422
200	Universal Hospital Services, Inc., Senior Secured 8.50%, 06/01/15	B3	200
713	US Oncology Holdings, Inc., Senior Notes, 7.949%, 03/15/12 (i)	Caa1	581
250	US Oncology, Inc., Senior Notes, 9%, 08/15/12	B2	248
375	US Oncology, Inc., Senior Subordinated Notes, 10.75%, 08/15/14	B3	372
1,175	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	1,181
			20,969
Hotels, Motels, Inns and Gaming — 7.94%
1,025	Caesar's Entertainment, Inc., Senior Subordinated Notes, 8.125%, 05/15/11	Caa1	828
200	Chukchansi Economic Development Authority, Senior Notes, 6.328%, 11/15/12 (g)	B2	165
550	Fontainebleau Las Vegas, LLC, 2nd Mortgage Notes, 10.25%, 06/15/15 (g)	Caa1	366
1,325	Harrah's Operating Company, Senior Notes, 5.375%, 12/15/13	Caa1	808

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,217	Harrah's Operating Company, Senior Notes, 5.50%, 07/01/10	Caa1	$1,992
1,075	Isle of Capri Casinos, Inc., Senior Notes 7%, 03/01/14	B3	763
1,225	Las Vegas Sands Corporation, Senior Notes, 6.375%, 02/15/15	Ba3	1,035
525	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (g)	B2	483
2,525	MGM MIRAGE, Senior Secured Notes, 8.50%, 09/15/10	Ba2	2,500
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	Ba3	1,006
975	Pinnacle Entertainment, Inc., Senior Subordinated 7.50%, 06/15/15	B3	748
875	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.25%, 03/15/12	B3	855
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B3	1,391
1,100	Shingle Springs Tribal Gaming Authority, Senior Secured Notes, 9.375%, 06/15/15 (g)	B3	924
100	Station Casinos, Inc., Senior Notes, 6%, 04/01/12	B2	80
600	Station Casinos, Inc., Senior Notes, 7.75%, 08/15/16	B2	459
2,325	Wynn Las Vegas LLC, Senior Notes, 6.625%, 12/01/14	Ba2	2,127
			16,530
Insurance — 1.53%
575	Centene Corporation, Senior Notes, 7.25%, 04/01/14	Ba3	543

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$975	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	$887
1,675	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	1,382
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	367
			3,179
Machinery — .86%
1,125	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B1	1,178
725	Commercial Vehicle Group, Inc., Senior Notes, 8%, 07/01/13	B2	611
			1,789
Mining, Steel, Iron and Non-Precious Metals — 10.16%
675	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	B1	661
350	ESCO Corporation, Senior Notes, 6.651%, 12/15/13 (g)	B2	321
1,225	ESCO Corporation, Senior Notes, 8.625%, 12/15/13 (g)	B2	1,231
1,125	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	Ba3	1,122
1,375	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.25%, 04/01/15	Ba2	1,420
6,675	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375%, 04/01/17	Ba2	7,059
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba1	776
1,750	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	B2	1,461
675	International Coal Group, Inc., Senior Notes, 10.25%, 07/15/14	Caa2	687

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$250	Metals USA, Inc., Senior Notes, 8.791%, 07/01/12	Caa1	$231
550	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	B3	567
850	Novelis, Inc., Senior Notes, 7.25%, 02/15/15	B3	799
350	Peabody Energy Corporation, Convertible Junior Subordinated Debentures, 4.75%, 12/15/66	Ba3	583
450	Peabody Energy Corporation, Senior Notes, 7.375%, 11/01/16	Ba1	450
350	PNA Group, Incorporated, Senior Notes, 10.75%, 09/01/16	B3	412
925	Ryerson, Inc., Senior Notes, 12%, 11/01/15 (g)	B2	918
575	Steel Dynamics, Inc., Senior Notes, 6.75%, 04/01/15	Ba2	556
1,150	Steel Dynamics, Inc., Senior Notes, 7.375%, 11/01/12 (g)	Ba2	1,150
825	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	B3	759
			21,163
Oil and Gas — 17.38%
75	AmeriGas Partners, L.P., Senior Notes, 7.125%, 05/20/16	B1	70
1,650	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	B1	1,545
875	Bristow Group, Inc. Senior Notes, 7.50%, 09/15/17	Ba2	879
950	CHC Helicopter Corporation, Senior Subordinated Notes, 7.375%, 05/01/14	B1	988

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$50	Chesapeake Energy Corporation, Senior Notes, 6.375%, 06/15/15	Ba3	$47
2,825	Chesapeake Energy Corporation, Senior Notes, 6.50%, 08/15/17	Ba3	2,634
50	Chesapeake Energy Corporation, Senior Notes, 6.875%, 01/15/16	Ba3	48
1,000	Cimarex Energy Company, Senior Notes, 7.125%, 05/01/17	B1	975
200	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.50%, 05/15/15	Ba3	201
1,275	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.75%, 05/15/17	Ba3	1,275
1,250	Complete Production Services, Inc., Senior Notes, 8%, 12/15/16	B2	1,250
1,075	Compton Petroleum Finance Corporation, Senior Notes, 7.625%, 12/01/13	B2	1,054
1,075	Connacher Oil and Gas Limited, Senior Notes, 10.25%, 12/15/15 (g)	B1	1,145
1,175	Copano Energy, LLC, Senior Notes, 8.125%, 03/01/16	B1	1,184
550	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 04/01/13	B1	547
250	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 12/15/15	B1	249
575	Encore Acquisition Company, Senior Subordinated Notes, 6.25%, 04/15/14	B1	546
1,075	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B1	1,051
500	Energy Partners Ltd., Senior Notes, 9.75%, 04/15/14	Caa2	468
525	Ferrellgas, L.P., Senior Notes, 6.75%, 05/01/14	Ba3	482

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,575	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	$1,547
1,950	Forest Oil Corp., Senior Notes, 7.25%, 06/15/19	B1	1,877
1,450	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B3	1,392
450	Key Energy Services, Inc., Senior Notes, 8.375%, 12/01/14 (g)	B1	465
875	Offshore Logistics, Inc., Senior Notes, 6.125%, 06/15/13	Ba2	840
950	OPTI Canada Inc., Senior Secured Notes, 7.875%, 12/15/14	B1	943
875	OPTI Canada Inc., Senior Secured Notes, 8.25%, 12/15/14	B1	875
200	PetroHawk Energy Corporation, Senior Notes, 7.875%, 06/01/15 (g)	B3	195
1,275	PetroHawk Energy Corporation, Senior Notes, 9.125%, 07/15/13	B3	1,304
1,050	Plains Exploration & Production Co., Senior Notes, 7%, 03/15/17	B1	1,008
350	Plains Exploration & Production Co., Senior Notes, 7.625%, 06/01/18	B1	349
250	Plains Exploration & Production Co., Senior Notes, 7.75%, 06/15/15	B1	251
975	Quicksilver Resources, Inc., Senior Notes, 7.75%, 08/01/15	Ba3	968
525	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	Ba3	503
175	Range Resources Corporation, Senior Subordinated Notes, 7.25%, 05/01/18	Ba3	173

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$75	Range Resources Corporation, Senior Subordinated Notes, 7.375%, 07/15/13	Ba3	$76
575	Range Resources Corporation, Senior Subordinated Notes, 7.50%, 05/15/16	Ba3	572
825	Range Resources Corporation, Senior Subordinated Notes, 7.50%, 10/01/17	Ba3	819
750	SandRidge Energy, Inc., Senior Notes, 6.416%, 04/01/14 (g)	B3	729
175	SandRidge Energy, Inc., Senior Notes, 8%, 06/01/18 (g)	B3	175
1,525	SandRidge Energy, Inc., Senior Notes, 8.625%, 04/01/15 (g)(i)	B3	1,563
750	Southwestern Energy Company, 7.50%, 02/01/18 (g)	Ba2	769
750	Stewart & Stevenson, LLC, Senior Notes, 10%, 07/15/14	B3	752
1,050	Tesoro Corporation, Senior Notes, 6.25%, 11/01/12	Ba1	992
425	Venoco, Inc., Senior Notes, 8.75%, 12/15/11	Caa1	413
			36,188
Personal, Food and Miscellaneous Services — 3.72%
400	ARAMARK Corporation, Senior Notes, 5%, 06/01/12	B3	348
1,450	ARAMARK Corporation, Senior Notes, 6.373%, 02/01/15	B3	1,363
750	FTD, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	750
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	812
750	FTI Consulting, Inc., Senior Notes, 7.75%, 10/01/16	Ba2	771
1,100	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B3	1,050

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	B1	$778
925	OSI Restaurant Partners, Inc., Senior Notes, 10%, 06/15/15 (g)	Caa1	610
475	Real Mex Restaurants, Inc., Senior Secured Notes, 10%, 04/01/10	B1	447
900	West Corporation, Senior Subordinated Notes, 9.50%, 10/15/14	Caa1	812
			7,741
Personal Non-Durable Consumer Products — 1.37%
800	ACCO Brands Corporation, Senior Subordinated Notes, 7.625%, 08/15/15	B2	732
1,400	Bausch & Lomb, Incorporated, Senior Notes, 9.875%, 11/01/15 (g)	Caa1	1,421
50	Jostens Holding Corporation, Senior Notes, 10.25%, 12/01/13 (b)	B3	48
675	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B1	661
			2,862
Personal Transportation — .45%
593	AirTran Holdings, Inc., Senior Convertible Notes, 7%, 07/01/23	Caa2	377
759	AMR Corporation, Senior Convertible Notes, 4.50%, 02/15/24	(e)	565
			942
Printing and Publishing — 3.30%
451	Affinity Group Holding, Inc., Senior Notes, 10.875%, 02/15/12 (i)	Caa2	419
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	Caa1	774

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$853	CanWest Media Works, Inc., Senior Subordinated Notes, 8%, 09/15/12	B3	$759
850	Deluxe Corporation, Senior Notes, 7.375%, 06/01/15	Ba2	746
475	Harland Clarke Holdings Corp., Senior Notes 7.426%, 05/15/15	Caa1	351
1,050	Idearc, Inc., Senior Notes, 8%, 11/15/16	B3	661
425	Nielsen Finance LLC, Senior Notes, 10%, 08/01/14 (g)	Caa1	438
1,100	R.H. Donnelley Finance Corporation III, Senior Notes, 6.875%, 01/15/13	B3	652
500	R.H. Donnelley Inc., Senior Notes, 8.875%, 10/15/17 (g)	B3	295
1,250	Valassis Communications, Inc., Senior Notes, 8.25%, 03/01/15	B3	1,134
925	Windstream Regatta Holdings, Inc., Senior Subordinated Notes, 11%, 12/01/17(g)	Caa1	638
			6,867
Retail Stores — 4.01%
1,675	Ace Hardware Corporation, Senior Notes, 9.125%, 06/01/16 (g)	Ba2	1,591
1,275	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba2	1,269
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	1,075
1,400	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	B3	1,162
800	Neiman Marcus Group, Inc., Senior Notes, 9%, 10/15/15	B2	786
800	Neiman Marcus Group, Inc., Senior Subordinated Notes, 10.375%, 10/15/15	B3	798

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,000	Pantry, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	$755
800	Sally Holdings, LLC, Senior Notes, 9.25%, 11/15/14	B3	764
150	Sally Holdings, LLC, Senior Notes, 10.50%, 11/15/16	Caa1	143
			8,343
Telecommunications — 13.10%
625	Alamosa, Inc., Senior Notes, 8.50%, 01/31/12	Baa3	621
425	ALLTEL Corporation, Senior Notes, 6.50%, 11/01/13	Caa1	425
2,125	ALLTEL Corporation, Senior Notes, 7%, 07/01/12	Caa1	2,168
1,050	American Tower Corporation, Senior Notes, 7%, 10/15/17 (g)	Ba1	1,045
875	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12	B3	788
525	Centennial Communications Corp., Senior Notes, 8.541%, 01/01/13	Caa1	504
1,200	Centennial Communications Corp., Senior Notes, 10%, 01/01/13	Caa1	1,212
725	Citizens Communications Company, Senior Notes, 7.125%, 03/15/19	Ba2	653
75	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	B3	72
1,750	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	B3	1,673
1,200	Digicel Group Limited, Senior Notes, 8.875%, 01/15/15 (g)	Caa2	1,140
1,475	Digicel Limited, Senior Notes, 9.25%, 09/01/12 (g)	B3	1,527

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$500	Fairpoint Communications, Inc., Senior Notes 13.125%, 04/01/18 (g)	B3	$493
900	GCI, Inc., Senior Notes, 7.25%, 02/15/14	B3	774
875	iPCS, Inc., Senior Secured Notes, 4.998%, 05/01/13	B1	796
825	iPCS, Inc., Senior Secured Notes, 6.123%, 05/01/14	Caa1	693
192	Level 3 Communications, Inc., Subordinated Notes, 6%, 09/15/09	Caa3	184
183	Level 3 Communications, Inc., Subordinated Notes, 6%, 03/15/10	Caa3	170
625	Level 3 Communications, Inc., Subordinated Notes, 12.25%, 03/15/13	Caa1	631
1,825	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14	Caa1	1,752
1,750	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B2	1,732
1,000	PAETEC Holding Corporation, Senior Notes, 9.50%, 07/15/15	Caa1	924
500	Qwest Corporation, Senior Notes, 7.875%, 09/01/11	Ba1	500
150	Qwest Corporation, Senior Notes, 8.875%, 03/15/12	Ba1	153
875	Sprint Capital Corporation, Senior Notes, 7.625%, 01/30/11	Baa3	860
625	Sprint Capital Corporation, Senior Notes, 8.375%, 03/15/12	Baa3	626
2,275	Sprint Nextel Corporation, Senior Notes, 6%, 12/01/16	Baa3	1,954
500	Valor Telecommunications Enterprise, LLC, Senior Notes, 7.75%, 02/15/15	Baa3	513
1,525	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B2	1,611

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,000	Windstream Corporation, Senior Notes, 8.125%, 08/01/13	Ba3	$988
100	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	100
			27,282
Textiles and Leather — .49%
500	AGY Holding Corp., Senior Secured Notes, 11%, 11/15/14 (g)	B2	468
100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	B3	104
759	Rafaella Apparel Group, Inc., Senior Secured Notes, 11.25%, 06/15/11	B3	440
			1,012
Utilities — 11.41%
50	AES Corporation, Senior Notes, 7.75%, 03/01/14	B1	50
1,075	AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,135
1,350	Dynegy Holdings Inc., Senior Notes 7.50%. 06/01/15	B2	1,249
1,450	Dynegy Holdings Inc., Senior Notes 7.75%, 06/01/19	B2	1,327
2,750	Energy Future Holding Corporation, Senior Notes, 10.875%, 11/01/17 (g)	B3	2,777
4,050	Energy Future Holding Corporation, Senior Notes, 11.25%, 11/01/17 (g)	B3	4,070
925	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11	B3	957
1,175	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13	B1	1,169
1,275	NRG Energy, Inc., Senior Notes, 7.25%, 02/01/14	B1	1,218

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$3,000	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	$2,835
1,650	Orion Power Holdings, Inc., Senior Notes, 12%, 05/01/10	Ba3	1,778
675	PNM Resources, Inc., Senior Notes, 9.25%, 05/15/15	Ba2	697
650	Reliant Energy, Inc., Senior Notes, 6.75%, 12/15/14	Ba3	658
900	Reliant Energy, Inc., Senior Notes, 7.625%, 06/15/14	B1	878
800	Reliant Energy, Inc., Senior Notes, 7.875%, 06/15/17	B1	784
225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	Ba3	231
1,050	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	Ba3	1,101
675	Texas Competitive Electric Holdings, Senior Notes, 10.50%, 11/01/16 (g)	B3	662
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Baa3	185
			23,761
	Total Corporate Debt Securities (Total cost of $308,581)		295,102
BANK DEBT SECURITIES — 5.92% (d)
Automobile — .10%
249	Ford Motor Company, 5.48%, 12/15/13 (h)	Ba3	201
Diversified/Conglomerate Service — .77%
1,741	First Data Corporation, 5.261%, 09/24/14 (h)	Ba3	1,602
Electronics — 1.11%
739	Infor Global Solutions Holdings, Ltd., 6.55%, 07/28/12 (h)	B3	635
500	Infor Global Solutions, Holdings, Ltd., 9.05%, 03/15/14 (h)	Caa2	349

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
$1,990	Palm Inc. 5.99%, 04/24/14 (h)	B2	$1,333
			2,317
Healthcare, Education and Childcare — 1.45%
1,493	Laureate Education, Inc., 5.733%, 08/17/14 (h)	B1	1,400
1,734	HCA, Inc., 4.801%, 11/18/12 (h)	Ba3	1,622
			3,022
Leisure, Amusement and Entertainment — .40%
992	Town Sports International LLC, 4.313%, 08/27/13 (h)	Ba2	844
Oil and Gas — .23%
500	Dresser, Inc., 8.469%, 05/04/15 (h)	B3	480
Personal, Food and Miscellaneous Services — .10%
241	OSI Restaurant Partners, Inc., 4.927%, 05/09/14 (h)	B1	206
Printing and Publishing — .20%
495	Penton Media, Inc., 5.141%, 02/01/13 (h)	B1	412
Telecommunications — .78%
998	Telesat Canada, 5.841%, 11/05/14 (h)	B1	961
750	Trilogy International Partners LLC, 6.301%, 06/27/12 (h)	B2	656
			1,617
Utilities — .78%
1,750	Texas Competitive Electric Holdings Co., LLC, 6.168%, 10/10/14 (h)	Ba3	1,618
	Total Bank Debt Securities (Total cost of $13,440)		12,319

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 1.80% (d)
Banking — 1.09%
1,000	Bank of America Corporation, Series L, Convertible, Preferred Stock, 7.25%	A1	$888
31,700	Citigroup Inc., Series T, Convertible, Preferred Stock, 6.50%	A2	1,379
57,935	WestFed Holdings, Inc., Cumulative, Series A, Preferred Stock, 15.50% (a)(c)	(e)	—
			2,267
Broadcasting and Entertainment — .15%
483	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75%	Caa2	314
Electronics — .56%
1,500	Lucent Technologies Capital Trust I, Convertible Preferred Stock, 7.75%	B2	1,178
	Total Preferred Stock (Total cost of $9,067)		3,759
COMMON STOCK and WARRANTS — .31% (d)
32,675	B&G Foods, Inc., Enhanced Income Securities		556
27,474	WestFed Holdings, Inc., Common Stock (a)(c)		—
10,052	WKI Holding Company, Inc., Common Stock (c)(f)(h)		90
	Total Common Stock and Warrants (Total cost of $2,980)		646

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2008 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — 3.82% (d)
$2,000	Australia and New Zealand Banking Grp. Ltd, Commercial Paper, Due 08/04/08, Discount of 2.51%	P-1	$1,995
978	Bryant Park Funding LLC, Commercial Paper, Due 07/01/08, Discount of 2.80% (g)	P-1	978
2,000	Coca-Cola Company, Commercial Paper, Due 08/07/08, Discount of 2.06%	P-1	1,996
2,000	Grampian Funding Limited, Commercial Paper, Due 08/19/08, Discount of 2.795% (g)	P-1	1,993
1,000	Variable Funding Capital Corporation, Commercial Paper, Due 09/02/08, Discount of 2.60%	P-1	995
	Total Short-Term Investments (Total cost of $7,957)		7,957
	TOTAL INVESTMENTS (Total cost of $342,025)		$319,783

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2008 was $90.

(d)  Percentages indicated are based on total net assets to common shareholders of $208,271.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for vaulation policy. Total market value of Rule 144A securities amounted to $58,973 as of June 30, 2008.

(h)  Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at June 30, 2008 was $12,409 or 5.96% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2008 (Unaudited)
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $342,025 see Schedule of Investments and Notes 1 and 2)	$319,783
CASH	160
RECEIVABLES:
Investment securities sold	2,821
Interest and dividends	5,905
PREPAID EXPENSES	112
Total assets	$328,781
Liabilities:
PAYABLES:
Investment securities purchased	$3,811
Dividend on common stock	210
Swap settlement	110
Dividend on preferred stock	103
INTEREST RATE SWAP, at fair value (Note 6)	1,100
ACCRUED EXPENSES (Note 3)	176
Total liabilities	$5,510
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 4,600 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$115,000
Net Assets	$208,271
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 115,092,801 shares issued and outstanding	$1,151
CAPITAL IN EXCESS OF PAR VALUE	386,942
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	497
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(156,977)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(23,342)
Net Assets Applicable To Common Stock (Equivalent to $1.81 per share, based on 115,092,801 shares outstanding)	$208,271

Statement of Operations
For the Six Month Period Ended
June 30, 2008 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$13,916
Dividend income	147
Total investment income	$14,063
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$151
Total cost of leverage	$151
Professional services:
Management (Note 3)	$563
Custodian and transfer agent	116
Legal (Note 8)	98
Audit	28
Total professional services	$805
Administrative:
General administrative (Note 8)	$251
Directors	108
NYSE	54
Shareholder communications	23
Shareholder meeting	20
Miscellaneous	18
Total administrative	$474
Total expenses	$1,430
Net investment income	$12,633
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments, net	$(11,571)
Net swap settlement disbursements (Note 6)	$(332)
Change in net unrealized depreciation on investments	$(4,380)
Change in unrealized depreciation on interest rate swap agreement	(811)
Total change in net unrealized depreciation on investments and interest rate swap	$(5,191)
Net loss on investments and interest rate swap	$(17,094)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(2,516)
Net decrease in net assets resulting from operations	$(6,977)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
From Operations:
Net investment income	$12,633	$25,221
Realized gain (loss) on investments, net	(11,571)	1,913
Net swap settlement receipts (disbursements)	(332)	1,988
Change in net unrealized depreciation on investments and other financial instruments	(5,191)	(21,831)
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(2,516)	(7,366)
Net decrease in net assets resulting from operations	$(6,977)	$(75)
From Fund Share Transactions:
Proceeds from rights offering (18,593,349 shares), net of $385 of offering costs (Note 10)	$—	$33,641
Net asset value of 1,001,260 shares issued to common stockholders for reinvestment of dividends in 2007.	—	2,204
Increase in net assets resulting from fund share transactions in 2007	$—	$35,845
Distributions to Common Stockholders:
From net investment income ($.07 and $.21 per share in 2008 and 2007, respectively)	$(8,574)	$(20,947)
Total net increase (decrease) in net assets	$(15,551)	$14,823
Net Assets Applicable to Common Stock:
Beginning of period	$223,822	$208,999
End of period (Including $497 of undistributed net investment income and $(917) of accumulated deficit of net investment income at June 30, 2008 and December 31, 2007, respectively)	$208,271	$223,822

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2008	For the Years Ended December 31,
	(Unaudited)	2007	2006	2005	2004	2003 (b)
NET ASSET VALUE:
Beginning of period	$1.94	$2.19	$2.13	$2.26	$2.19	$1.89
NET INVESTMENT INCOME	.11	.25 #	.25	.25	.26	.26 #
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.15)	(.20 )#	.07	(.11)	.09	.34
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.02)	(.05)	(.05)	(.05)	(.05)	(.06)
TOTAL FROM INVESTMENT OPERATIONS	(.06)	—	.27	.09	.30	.54
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.07)	(.21)	(.21)	(.22)	(.23)	(.22)
TOTAL DISTRIBUTIONS	(.07)	(.21)	(.21)	(.22)	(.23)	(.22)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	(.04)	—	—	—	(.02)
NET ASSET VALUE:
End of period	$1.81	$1.94	$2.19	$2.13	$2.26	$2.19
PER SHARE MARKET VALUE:
End of period	$1.60	$1.71	$2.26	$2.03	$2.19	$2.16
TOTAL INVESTMENT RETURN†	(2.19)%	(16.34)%	22.82%	2.47%	12.80%	19.23%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2008		For the Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003 (b)
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$208,271		$223,822	$208,999	$200,549	$212,165	$204,705
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$115,000		$130,000	$130,000	$130,000	$130,000	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$323,271		$353,822	$338,999	$330,549	$342,165	$334,705
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.14	%**	.15%	.16%	.16%	.15%	.16%
Ratio of operating expenses to average net assets*	1.22	%**	1.19%	1.21%	1.23%	1.27%	1.56%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.36	%**	1.34%	1.37%	1.39%	1.42%	1.72%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	12.06	%**	11.66%	11.54%	11.48%	12.02%	12.81%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.88	%**	.84%	.84%	.85%	.87%	1.05%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.77	%**	7.28%	7.05%	7.03%	7.38%	7.79%
PORTFOLIO TURNOVER RATE	33.66%		67.25%	64.08%	61.54%	70.90%	120.47%

  (a)  Dollars in thousands.

  (b)  The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 and September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2008	As of December 31,
	(Unaudited)	2007	2006	2005	2004	2003
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$115,000,000	$130,000,000	$130,000,000	$130,000,000	$130,000,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$70,276	$68,043	$65,192	$63,567	$65,801	$64,366
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2008 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,214,000 and a value of $90,000, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2008 (Unaudited)

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

Management has reviewed the Fund's tax positions for all open tax years (tax years ended December 31, 2004-2007) and has concluded that no provision for income tax is required in the Fund's financial statements.

(d)  Fair Value Measurement—In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS 157 was effective for the Fund's fiscal year beginning January 1, 2008.

The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$555,000	$—
Level 2—Other Significant Observable Inputs	319,138,000	(1,100,000)
Level 3—Significant Unobservable Inputs	90,000	—
Total	$319,783,000	$(1,100,000)

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Balance, December 31, 2007	$90,000
Net purchases (sales)	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers in and/or out of Level 3	—
Balance, June 30, 2008	$90,000

(2) Tax Matters and Distributions

At June 30, 2008, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $342,632,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $2,678,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $25,527,000. Net unrealized loss on investments for tax purposes at June 30, 2008 was approximately $22,849,000.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2008 (Unaudited)

At December 31, 2007, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$21,821,000	December 31, 2008
67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
$144,050,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $28,257,000 and $26,777,000 in 2007 and 2006, respectively, was from ordinary income.

As of December 31, 2007, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$208,000
Undistributed Long-Term Gain	—
Unrealized Loss	$(19,020,000)
Post-October Losses	$(1,137,000)
Preferred Dividend Payable	$(272,000)
Capital Losses Carry Forward	$(144,050,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, and deductibility of preferred stock dividends. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2007, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,726,000
Accumulated net realized loss from securities transactions	$32,515,000
Capital in excess of par value	$(34,241,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $563,000 in management fees during the six months ended June 30, 2008. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At June 30, 2008, the fee payable to T. Rowe Price was approximately $93,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2008 (Unaudited)

(4) Auction Term Preferred Stock (ATP)

The Fund had 4,600 shares of ATP issued and outstanding at June 30, 2008. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 2.03% – 6.35% for the six months ended June 30, 2008. The average dividend rate as of June 30, 2008 was 3.41%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $151,000 for service charges for the six months ended June 30, 2008. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 2.45% – 5.25% for the six months ended June 30, 2008. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$115 million	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2008 (Unaudited)

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2008, the Fund's obligation under the swap agreement was more than the amount received from Fleet by approximately $332,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at June 30, 2008 amounted to approximately $1,100,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2008 were approximately:

Cost of purchases	$105,900,000
Proceeds of sales or maturities	$118,818,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $80,000 for the six months ended June 30, 2008.

The Fund paid approximately $147,000 during the six months ended June 30, 2008 to two officers of the Fund for the provision of certain administrative services.

(9) Investments in Restricted Securities

(Dollars in thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at June 30, 2008 amounts to $12,409 and represents 5.96% of net assets to common shareholders.

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Dresser, Inc., 8.469%, 05/04/15	5/4/07	$500	$500	$480
First Data Corporation, 5.261%, 09/24/14	11/1/2007-11/6/07	1,741	1,678	1,602
Ford Motor Company, 5.48%, 12/15/13	4/1/08	249	206	201
HCA, Inc., 4.801%, 11/18/12	3/18/08-4/2/08	1,734	1,578	1,622
Infor Global Solutions Holdings, Ltd., 6.55%, 07/28/12	7/25/06	739	739	635
Infor Global Solutions Holdings, Ltd., 9.05%, 03/15/14	3/1/07	500	505	349
Laureate Education, Inc., 5.733%, 08/17/14	9/20/07	1,493	1,437	1,400
OSI Restaurant Partners, Inc., 4.927%, 05/09/14	5/4/07	241	241	206
Palm Inc. 5.99%, 04/24/14	11/1/07	1,990	1,791	1,333
Penton Media, Inc., 5.141%, 02/01/13	2/6/07	495	495	412
Telesat Canada, 5.841%, 11/05/14	10/15/07-1/24/08	998	975	961
Texas Competitive Electric Holdings Co., LLC 6.168%, 10/10/14	4/1/08	1,750	1,597	1,618
Town Sports International LLC, 4.313%, 08/27/13	9/21/07	992	948	844
Trilogy International Partners LLC, 6.301%, 06/27/12	6/22/07-6/27/07	750	750	656
WKI Holding Company, Inc., Common Stock	3/13/03	10	2,295	90
Total				$12,409

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2008 (Unaudited)

(10) Rights Offering

The Fund issued to stockholders of record as of the close of business on July 24, 2007, rights to subscribe for an aggregate of 32,143,181 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. Due to market conditions the Fund extended the expiration date of its transferable rights offering from August 20, 2007 to September 17, 2007. The rights entitled a stockholder to acquire at the subscription price of $1.83 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of a share on the New York Stock Exchange on the expiration date (September 17, 2007) and on the previous 9 business days. On September 21, 2007 the Fund completed its rights offering. Proceeds of approximately $34,026,000 and shares of 18,593,349 were recorded. Deferred offering expense of approximately $385,000 was netted against the rights offering proceeds.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On May 5, 2008, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2008

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	September 4, 2008

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	September 4, 2008

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